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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 27, 2004



             MICHAEL BAKER CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN (Exact Name of Registrant as Specified in its Charter)


                                  PENNSYLVANIA
                 (State or Other Jurisdiction of Incorporation)



        33-14058                                           25-0927646
(Commission File Number)                       (IRS Employer Identification No.)


        AIRSIDE BUSINESS PARK, 100 AIRSIDE DRIVE, MOON TOWNSHIP, PA 15108
                    (Address of Principal Executive Offices)


                                 (412) 269-6300
               (Registrant's Telephone Number Including Area Code)





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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On February 27, 2004, the Michael Baker Corporation Employee Stock Ownership Plan (the "Michael Baker ESOP") changed its auditors for year-end 2003. The Michael Baker ESOP Committee approved the dismissal of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as the independent public accountants for the Michael Baker ESOP and appointed Schneider Downs & Co., Inc. as the independent public accountants for the Michael Baker ESOP for the fiscal year ended December 31, 2003.

         PricewaterhouseCoopers' audit reports on the Michael Baker ESOP's financial statements for each of the past two fiscal years ended December 31, 2002 and December 31, 2001 did not contain any adverse opinions or disclaimers of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two most recent fiscal years ended December 31, 2002 and December 31, 2001, and through February 27, 2004, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to PricewaterhouseCoopers' satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports of the Michael Baker ESOP's financial statements for such years. During the two most recent fiscal years ended December 31, 2002 and December 31, 2001, and through February 27, 2004, there were no reportable events as described under Item 304(a) (i) (v) of Regulation S-K.

         We provided PricewaterhouseCoopers with a copy of the foregoing disclosures and requested from them a letter indicating whether they agree with these disclosures. A copy of their letter dated March 4, 2004 is attached as
Exhibit 16.

         During the two most recent fiscal years ended December 31, 2002 and December 31, 2001, and through the date hereof, the Michael Baker ESOP did not consult Schneider Downs & Co., Inc. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any other matters or reportable events as set forth in Items 304 (a) (2) (i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Not Applicable

         (b) Not Applicable

         (c)  Exhibits.

         Exhibit 16          Letter of PricewaterhouseCoopers LLP
                             regarding change in certifying accountants.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MICHAEL BAKER CORPORATION
                                        EMPLOYEE STOCK OWNERSHIP PLAN
                                           (Registrant)


                                        By: /s/ Craig O. Stuver
                                            --------------------------------
                                            Craig O. Stuver
                                            Senior Vice President, Corporate
                                            Controller and Treasurer of Michael
                                            Baker Corporation, the Plan Sponsor


Date:  March 5, 2004



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                                  EXHIBIT INDEX
                    (Pursuant to Item 601 of Regulation S-X)

EXHIBIT
NUMBER        DESCRIPTION AND METHOD OF FILING
-------       --------------------------------

  16 Letter of PricewaterhouseCoopers LLP regarding change in certifying accountants, filed herewith.